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2018 Annual Meeting Investor Outreach

Forward-looking statements Certain statements in this presentation contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including, without limitation, expectations, beliefs, plans and objectives regarding anticipated financial and operating results, asset divestitures, estimated reserves, drilling locations, capital expenditures, price estimates, typical well results and well profiles, type curve, and production and operating expense guidance included in this presentation. Any matters that are not historical facts are forward looking and, accordingly, involve estimates, assumptions, risks and uncertainties, including, without limitation, risks, uncertainties and other factors discussed in our most recently filed Annual Report on Form 10-K, recently filed Quarterly Reports on Form 10-Q, recently filed Current Reports on Form 8-K available on our website, www.apachecorp.com, and in our other public filings and press releases. These forward-looking statements are based on Apache Corporation’s (Apache) current expectations, estimates and projections about the company, its industry, its management’s beliefs, and certain assumptions made by management. No assurance can be given that such expectations, estimates, or projections will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results, or other expectations expressed in this presentation, including, Apache’s ability to meet its production targets, successfully manage its capital expenditures and to complete, test, and produce the wells and prospects identified in this presentation, to successfully plan, secure necessary government approvals, finance, build, and operate the necessary infrastructure, and to achieve its production and budget expectations on its projects. Whenever possible, these “forward-looking statements” are identified by words such as “expects,” “believes,” “anticipates,” “projects,” “guidance,” “outlook,” and similar phrases. Because such statements involve risks and uncertainties, Apache’s actual results and performance may differ materially from the results expressed or implied by such forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Unless legally required, we assume no duty to update these statements as of any future date. However, you should review carefully reports and documents that Apache files periodically with the Securities and Exchange Commission. Cautionary Note to Investors: The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC's definitions for such terms. Apache may use certain terms in this presentation, such as “resource,” “resource potential,” “net resource potential,” “potential resource,” “resource base,” “identified resources,” “potential net recoverable,” “potential reserves,” “unbooked resources,” “economic resources,” “net resources,” “undeveloped resource,” “net risked resources,” “inventory,” “upside,” and other similar terms that the SEC guidelines strictly prohibit Apache from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality, and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in Apache’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, available from Apache at www.apachecorp.com or by writing Apache at: 2000 Post Oak Blvd., Suite 100, Houston, Texas 77056 (Attn: Corporate Secretary). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov. None of the information contained in this document has been audited by any independent auditor. This presentation is prepared as a convenience for securities analysts and investors and may be useful as a reference tool. Apache may elect to modify the format or discontinue publication at any time, without notice to securities analysts or investors.

In 2017, we continued to position Apache for long-term, profitable growth in a challenging price environment Drove substantial progress at Alpine High, a world-class resource play that strengthens our position in the Permian Basin Completed strategic exit from Canada and divested other non-core assets Maintained a strong financial position supporting our dividend and capital program Continued our best-in-class shareholder engagement program and track record of responsiveness, including meetings with investors representing 58% of our shares outstanding in 2017 Rigorous pay program led to pay outcomes that reflect close alignment between executive pay and our short- and long-term performance against strategic and operational objectives CEO base salary aligned with the median of a thoughtfully designed peer group that reflects the size and complexity of Apache’s business, and the labor market in which we compete for talent Annual Cash Incentive Plan refinements for 2017 and 2018 align with strategy and directly respond to shareholder feedback Board possesses deep, relevant expertise and mix of fresh perspectives and institutional expertise to oversee the execution of our strategy and navigate the current operational landscape Executive Summary

Positioned for success in challenging commodity price environment Apache explores for, develops, and produces natural gas, crude oil, and natural gas liquids Our mission is to grow in an innovative, safe, environmentally responsible and profitable manner for the long-term benefit of our shareholders Our strategy is to deliver top-tier returns by maximizing recovery and minimizing costs through continuous improvement WHO WE ARE WHERE WE OPERATE In 2017, we operated an average of 35 rigs worldwide and drilled 274 gross operated wells across four continents Key Stats Strategically balanced and focused portfolio Strong free cash flow generating assets in Egypt and North Sea Top-tier Permian Basin position Positioned for competitive per share growth rates Permian Basin / Alpine High driven production and cash flow growth Fund with internally generated cash and some non-core asset sales Focused on full-cycle, corporate-level returns Rigorous capital allocation process and disciplined spending approach Investment decisions based on fully-burdened economics Disciplined financial approach Maintained dividend and credit rating, reduced debt, without issuing equity Low cost of entry yields higher Return on Capital Employed 1 As of 31-Dec-2017 3,356 Employees1 $5.9B 2017 Production Revenue 166.9 MMboe 2017 Production $1.7B in Cash and Cash Equivalents1

2017 PERFORMANCE UPDATE

KEY STRATEGIC ACHIEVEMENTS POSITION APACHE FOR LONG-TERM GROWTH

PERMIAN-FOCUSED GROWTH & ALPINE HIGH

Top-tier Permian Basin position – including world-class resource discovery Alpine High – serves as Apache's foundation for long-term growth

Substantial 2017 progress at Alpine High

FORMULATED ROBUST DEVELOPMENT MODEL

Supports transition to planning phase and optimization of project economics within variable product and pricing environment

FIRST ALPINE HIGH OIL AND GAS SALES

Grew production to 25 Mboe/d in 7 months; Delivered first gas sales ahead of schedule

5,000+

Future drilling locations in Alpine High asset

EXCEEDED TARGETS

Exceeded June & Sept. 2017 production targets

45

Drilled wells, including key concept tests; 70+ total since 2016 discovery

PORTFOLIO REASSESSMENT

Strategic divestments reposition Apache for growth in a challenging commodity price environment

Strategic exit from Canada completed August 2017

- ✓ Sale streamlines portfolio and positively impacts financial metrics; proceeds reduce debt and improve liquidity

Shifting portfolio focus to higher-growth Permian assets:

2Q17 Adjusted Production Mix vs.
Projected 4Q18 Adjusted Production Mix (ex-Canada)[1]



Permian / 38%
Other NAM / 25%
Int'l / 37%
Permian / 56%
Other NAM / 12%
Int'l / 32%

Divested non-core Permian/Delaware Basin properties

- ✓ Sales of St. Lawrence and Waha fields generated $440M
- ✓ Sales of Rojo Caballas and miscellaneous acreage generated $245M

[1] Adjusted production excludes tax volumes and non-controlling interest in Egypt; Other NAM = Other North America

Apache 5

2017 performance update Strong Performance drives long-term value creation 11% / 26% / 15% Outperformed targets in key health, safety, security, and environmental goals (TRIR, DART, and VIR, respectively)1 457 Average liquids and natural gas production across operations Mboe/d 138% 230 MMboe of total proved reserves added in 2017 Reserve replacement rate $1.4B Aggregate proceeds raised from non-core asset/acreage sales $5.2B Year-end liquidity, which includes $3.5B in undrawn credit facility and $1.7B in cash and cash equivalents OPERATIONAL HIGHLIGHTS FINANCIAL HIGHLIGHTS 1 Total Recordable Incident Rate (TRIR); Days Away, Restricted or Transferred Rate (DART); Vehicle Incident Rate (VIR) Sustained Focus on Long-Term Value Creation Since initiating our strategic transformation in 2015, Apache has taken significant actions to strengthen our financial discipline, streamline our portfolio, and drive long-term value creation TOTAL ASSET SALES Eliminated ~$1.3B in future asset retirement obligations from those sales TOTAL DEBT REDUCTION Reduced debt while protecting our investment-grade credit rating TOTAL DIVIDENDS Approximate average dividend yield of 2% over the period NO EQUITY ISSUANCES No public equity issuances and no shareholder dilution 2015-2017:

FEBRUARY - APRIL Complete shareholder meetings, meet internally to review feedback received, and consider modification of governance policies and compensation plans Best-in-class Shareholder Engagement program and history of responsiveness Apache continues to prioritize substantive, extensive engagement with our shareholders Management, and in many cases independent directors, conducts regular outreach to gather feedback on our business strategy, corporate governance, executive compensation program, and sustainability oversight Shareholder feedback has contributed to the enhancements described in our latest sustainability report, recent changes made to our compensation program, and expanded disclosure regarding the Board evaluation process Recent responsive changes include: Added CROIC and ROCE goals to annual plan for 2018 Enhanced rigor and scope of health and safety goals in annual plan for 2016 and 2017 Simplified annual cash incentive bonus structure starting in 2016 Adopted proxy access in 2016 2017: 82 meetings; 58% of shares outstanding 2016: 61 meetings; 54% of shares outstanding AUGUST - OCTOBER Meet with shareholders and consider issues raised MAY - JULY Review and summarize feedback from annual meeting and identify potential areas of concern NOVEMBER - JANUARY Continue to meet with shareholders, modify meeting content based on early feedback, and identify any other areas of concern ROBUST SUSTAINABILITY ENGAGEMENT In 2017, Apache also hosted numerous meetings focused on a distinct environmental or social issue, such as carbon asset risk or greenhouse gas emissions reporting YEAR ROUND FOCUS ON ENGAGEMENT TRACK RECORD OF ENGAGEMENT TRACK RECORD OF RESPONSIVENESS 2017- 2018

2017 Compensation Program Overview compensation outcomes closely aligned with performance ELEMENT DETAIL Base Salary Target base pay at peer median Base salaries as a whole and individually are reviewed annually Annual Cash Incentive Bonus Achievement based on performance against pre-determined Corporate Objectives: 50% operational goals; 50% strategic goals Targets for each objective are set at the beginning of the year based on our strategic plan (“Plan”) Aggressive targets for 2017 set at or above Plan to support execution on our strategy even in a depressed commodity price environment Long-Term Compensation Awards based 50% in performance shares, 35% in restricted stock units, and 15% in options 50% of performance shares vest at the end of the 3-year performance period, with the remaining 50% vesting 1 year later Performance shares incorporate relative and absolute metrics to provide a balanced evaluation of long-term performance: Relative TSR (weighted 50%), Cash Flow from Ops (25%), and Reserve Adds per Debt Adjusted Share (25%) 76% of target 2017 CEO compensation is in long-term equity-based awards Compensation creates direct alignment with our shareholders 87% of total 2017 CEO compensation was linked to metrics assessing company, stock or individual performance Difference in reported vs. realizable value of 2015-2017 long-term compensation closely aligns with TSR performance Realizable 2015-2017 long-term compensation is 29% less than the reported value, which aligns with our TSR performance of -29% from 2015-2017

1. Committee assessed Apache’s strong stock performance and key strategic achievements since our CEO began in the role TSR was 54.5% since the start of 2016 and 16.3% since the beginning of CEO tenure – each top-quartile among 11 peers Confirmed discovery of Alpine High in September 2016 – positioning Apache for profitable, long-term U.S. growth given the play’s low entry cost, vast acreage, and unprecedented vertical depth 2. Also evaluated that base salary had been below peer median during each of the prior two years of our CEO’s tenure Ceo base salary aligned with peer median On December 13, 2016, the Management Development and Compensation Committee determined to align 2017 CEO base salary with Apache’s peer median to reflect strong company performance during his tenure Peer group closely reflects the size and complexity of Apache’s business, and the labor market in which we compete for talent Note: Base salary portion of graph is plotted on secondary axis; not drawn to scale *Chart includes data reviewed by the MD&C Committee when confirming Apache’s peer group for 2017. Specifically, the chart reflects Apache’s and, with respect to the peer group, the peer group’s median (the “Peer Median”) (i) average market capitalization over the 12 months ended November 15, 2016, (ii) aggregate revenue as reported in the Exchange Act reports filed during the 12 months ended November 15, 2016, and (iii) assets as reported in the most recent Exchange Act report filed on or before November 15, 2016. 2017 CEO Base Salary ($M) Market Cap ($B)* Revenue ($B)* Assets ($B)* No base salary increase for 2018 Given tight alignment with our peer group, CEO base salary will be unchanged for 2018 December 2016 increase is the first and only base salary increase Mr. Christmann has received since his appointment as CEO in January 2015 Tight Alignment with Peer Median

2017 ANNUAL INCENTIVE PLAN RESULTS

	2017 Annual Incentive Metrics		Weight	Achievement
Operational (50%)	**Production of 399 thousand Barrels of Oil Equivalent/Day** (MBOED)		10%	381 MBOED (Thresh. / Target / Max.)
	Replace 145% of 2017 Production at $10.50 per Barrel through Exploration and Development Adds:	145% of 2017 production $10.50 Finding & Development cost per BOE	10%	124% $13.83
	Maximize Cash Flow per Barrel Sold through Cost Management:	$9.91 LOE per BOE $4.49 G&A per BOE (Gross G&A Spend/BOE)	10%	$10.07 $4.64
	Achieve 15% Before Tax Rate of Return on 2017 Drilling Program (10% threshold)		10%	6%
	Health, Safety, Security, and Environmental goals including expanded HSSE goals to include a comprehensive qualitative assessment of leading and lagging measures		10%	✓ All leading and lagging measures were achieved[1]
Strategic (50%)	**Formulate a robust development model for Alpine High** to optimize long-term project economics while addressing product variation throughout the play	✓ Developed robust development model ✓ Started first Alpine High sales in May growing production to 25 MBOE/D in 7 months ✓ Delivered first gas sales from Alpine High ahead of schedule		
	Return Permian Basin oil production to a growth trajectory	✓ 18% increase from the 2Q 2017 to Q4 2017, exceeding planned growth		
	Continue to advance market understanding of strategy to sustain free cash flow capacity from Egypt and the North Sea	✓ Expanded disclosures to include a quarterly cash flow statement by country not previously available		
	Deliver cash flow within the plan for 2017 while maintaining our credit rating	✓ Exceeded plan cash flows by $719 million in 2017, while maintaining Apache's credit rating		
	Actively assess and manage asset portfolio utilizing the long-term view of our integrated planning model	✓ Divested from Canada region and generated $725 million from three transactions ✓ Divested non-core Permian/Delaware Basin properties		

Despite strong performance on key Strategic Goals, the **Committee exercised negative discretion – via an 8% reduction from calculated achievement** – in recognition of challenging stock and operational performance

2017 CEO Annual Incentive Awarded at 95% of Target

[1] The AIM for ZERO Days goal was the only goal that was not achieved at target (results were between threshold and target)

Apache 10

Annual Incentive refinements align with strategy and Reflect shareholder feedback CHANGES IMPLEMENTED MD&C COMMITTEE RATIONALE 2017 Weighted Strategic Goal and Operational Goal components equally at 50% and removed the relative TSR measure – previously weighted at 10% Strengthen management focus on achievement of key 2017 strategic objectives related to the development of Alpine High and shifting portfolio toward higher-growth Permian assets, positioning the Company for strong future growth Avoid overlapping TSR metric with the long-term compensation program Expanded Health, Safety, Security, and Environmental (HSSE) goal component to include a comprehensive qualitative assessment of leading and lagging measures to drive excellence in facets of HSSE beyond safety Address shareholder concern with scope of HSSE operational goal component; follows establishment of rigorous target for 2016 metrics at top quartile of industry peers in response to feedback Strengthened rigor of reserve replacement operational goal Broaden focus of reserve replacement goal to include both quantity (as a % of production) and quality (Finding & Development cost/BOED) of reserves 2018 Increased the weighting of Operational Goals to 60% 2018 Annual Plan: 60% operational goals (including 20% CROIC weighting) and 40% strategic goals Further intensify focus on efficient, profitable operations following achievement of key Strategic Goals in 2017 Address shareholder concern with lack of an appropriate return metric in the operational goals Added a new strategic goal related to double-digit ROCE Address shareholder concern with lack of a return on capital employed (ROCE) metric in the compensation program

Board Leadership To Oversee Execution Industry Experience ________________________0__________________________________________________________ All 10 Directors Global Experience ________8__________________________________________________________________________ 8 Directors CEO/ Senior Officer Experience ___________________________________________________________________________________ 7 Directors Financial Reporting Experience ___________________________________________________________________________________ 8 Directors Environmental/ Regulatory Experience ___________________________________________________________________________________ 7 Directors DEEP, RELEVANT EXPERTISE BALANCED TENURES INDEPENDENCE & REFRESHMENT Our directors bring rigorous independence and comprehensive expertise to the boardroom as we navigate the current operational landscape 6+ years: 4-6 years: 0-3 years: 3 Directors 3 Directors 4 Directors 90% Independent 17 6 Data reflects directors who are nominated for election at the 2018 Annual Meeting Avg. Tenure (years) 2013 2018 Substantial Recent Refreshment